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                                                                    EXHIBIT 10.4


                             [NHANCEMENT LETTERHEAD]


                                  June 12, 1998

                                LETTER AGREEMENT

Mr. Esmond T. Goei
Mr. Douglas S. Zorn
Mr. James S. Gillespie
NHancement Technologies Inc.
39420 Liberty Street, Suite 250
Fremont, CA 94538

Gentlemen:

         Re:      Loans to NHancement Technologies Inc.

         In connection with and in consideration of loans in the amounts of Three Hundred Thousand Dollars ($300,000) ("LOAN 1") made to NHancement Technologies Inc. ("DEBTOR") by James S. Gillespie ("LENDER"), Two Hundred Twenty-Five Thousand Dollars ($225,000) ("LOAN 2") made to Debtor by Douglas S. Zorn ("LENDER 2") and One Hundred Twenty-Five Thousand ($125,000) ("LOAN 3") made to Debtor by Esmond T. Goei ("LENDER 3"; all of the foregoing collectively, "LENDERS") as evidenced by those certain Promissory Notes dated on even date herewith and made payable to order of each of Lenders by Debtor, Lenders and Debtor hereby agree and acknowledge that Debtor shall repay Lenders in accordance with the following priority in repayment schedules:

         1. Debtor shall first repay Lender, an amount equal to all accrued interest on and principal of Seventy-Five Thousand Dollars ($75,000) of Loan 1, in priority over Lender 2 and Lender 3, from any legally available funds of Debtor.

         2. After the repayment of all accrued interest on and principal of Seventy-Five Thousand Dollars ($75,000) of Loan 1, Debtor shall repay each of Lender and Lender 2, an amount equal to all accrued interest on and principal of One Hundred Thousand Dollars ($100,000) each of Loan 1 and Loan 2, respectively, in priority over Lender 3, with any partial payments to be made in equal amounts from any legally available funds of Debtor.

         3. After the repayment of all accrued interest on and principal of One Hundred Thousand Dollars ($100,000) each of Loan 1 and Loan 2, Debtor shall repay each of Lenders an amount equal to all accrued interest on and principal of One Hundred Twenty-Five Thousand Dollars ($125,000) each of Loan 1, Loan 2 and Loan 3, with any partial payments to be made in equal amounts on pro rata basis from any legally available funds of Debtor.


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NHancement Technologies Inc.
Letter Agreement
Page 2

         IN WITNESS WHEREOF, this letter agreement has been executed by the undersigned this 12th day of June, 1998.

                                     DEBTOR:
                                     NHANCEMENT TECHNOLOGIES INC.


                                     By:  /s/ Esmond T. Goei
                                        ---------------------------------------
                                     Its: President and Chief Executive Officer
                                         --------------------------------------


Acknowledged and Agreed:


/s/ James S. Gillespie
----------------------------------
James S. Gillespie


/s/ Douglas S. Zorn
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Douglas S. Zorn


/s/ Esmond T. Goei
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Esmond T. Goei